Important Notice Regarding Change in
ETF Name, Index and Related Matters

GLOBAL X FUNDS
Global X NASDAQ China Technology ETF (the “Fund”)

Supplement dated September 14, 2018 to the Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (“SAI”)
for the Fund, dated March 1, 2018.

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Statutory Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on or around December 5, 2018.

	Current	New
Fund Name	Global X NASDAQ China Technology ETF	Global X MSCI China Communication Services ETF
Index Name	NASDAQ OMX China Technology Index	MSCI China Communication Services 10/50 Index
Index Components	46	24*
Index Description
The NASDAQ OMX China Technology Index is designed to track the performance of the technology sector in China as defined by The NASDAQ OMX Group, Inc. The NASDAQ OMX China Technology Index is comprised of securities of companies which have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services; internet; software; computer hardware; electronic office equipment; semiconductors; and telecommunications equipment. In order to be eligible for inclusion in the Underlying Index, a company must be domiciled in China or Hong Kong.

The MSCI China Communication Services 10/50 Index (the “Index”) follows a rules-based methodology that is designed to select constituents of the MSCI China Index (the “Parent Index”) that are classified in the communication services sector under the Global Industry Classification System (GICS®). The Parent Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of securities that are classified in China according to the MSCI Global Investable Markets Index Methodology, and that satisfy minimum investability thresholds. The securities eligible for inclusion in the Index include H-Shares, B-Shares, Red Chips, P-Chips, A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect”, and together with Shanghai Connect, “Stock Connect Programs”), and foreign listings such as American Depository Receipts (“ADRs”). The Index is weighted according to each component’s free-float adjusted market capitalization, but is modified so that, as of the rebalance date, no group entity constitutes more than 10% of the Index and so that, in the aggregate, the individual group entities that would represent more than 5% of the Index represent no more than 50% of the Index.

*Index constituents for the MSCI China Communication Services 10/50 Index are as of June 1, 2018. The number of index constituents may change by the effective date (on or around December 5, 2018).
In November 2017, S&P Dow Jones Indices and MSCI Inc. announced changes to the Global Industry Classification Standard (GICS) structure. In particular, the current Telecommunication Services Sector will be broadened and renamed the Communication Services Sector. The Communication Services Sector will include the existing companies classified as Telecommunication Services, as well as certain companies currently classified as either Consumer Discretionary or Information Technology.
The current index is the NASDAQ OMX China Technology Index (the “Current Index”). The Current Index is designed to track the performance of the technology sector in China as defined by The NASDAQ OMX Group, Inc, the provider of the Current Index. The new index is the MSCI China Communication Services 10/50 Index (the “New Index”). The New Index is designed to reflect the performance of securities that are classified in China according to the MSCI Global Investable Markets Index Methodology, that satisfy minimum investability thresholds and that are classified in the communication services sector as per the Global Industry Classification Standard (GICS®). The New Index incorporates all eligible securities as per MSCI’s Global Investable Market Index Methodology, including China A, B and H shares, Red chips, P chips and foreign listings (e.g., American Depository Receipts).

As of the effective date, the following risks are added to the Summary Prospectus and Statutory Prospectus:
Risks Related to Investing in China A-Shares: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a QFII or a RQFII license, as well as through the Stock Connect Programs. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. These risks, among others, could adversely affect the value of the Fund’s investments.
Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit A-Shares positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading A-Shares is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE